CASE NAME:	EXTERRA ENERGY, INC.				ACCRUAL BASIS

CASE NUMBER:	11-46956-RPN-11

JUDGE:	Judge Nelms

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
		FORT WORTH		DIVISION

MONTHLY OPERATING REPORT

		MONTH ENDING:	May 31, 2012

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE,
I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.  DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
/s/ Michael McConnell					Trustee
Original Signature of Responsible Party					Title
Michael McConnell					06/20/12
Printed Name of Responsible Party					Date

PREPARER:
/s/ Jason A. Rae					Accountant
Original Signature of Preparer					Title
Jason A. Rae					06/20/12
Printed Name of Preparer					Date

CASE NAME:	EXTERRA ENERGY, INC.			ACCRUAL BASIS - 1

CASE NUMBER:	11-46956-RPN-11

COMPARATIVE BALANCE SHEET			(SEE GENERAL FOOTNOTE)
		AMENDED	MONTH	MONTH	MONTH
		SCHEDULED	Apr-12	May-12	Jun-12
ASSETS		AMOUNT
1.	Unrestricted Cash		41,071	84,770
2.	Restricted Cash
3.	Total Cash		41,071	84,770
4.	Accounts Receivable (Net)
5.	Inventory
6.	Notes Receivable
7.	Prepaid Expenses
8.	Other (Attach List)	38,000	19,000	19,000
9.	Total Current Assets	38,000	60,071	103,770
10.	Property, Plant & Equipment	1,000	1,000	1,000
11.	Less: Accumulated Depreciation/Depletion
12.	Net Property, Plant & Equipment	1,000	1,000	1,000
13.	Due From Insiders
14.	Other Assets - Net of Amortization (Attach List)	19,397,663	4,706,717	4,706,717
15.	Other (Attach List)	5,000,000
16.	Total Assets	24,436,663	4,767,788	4,811,487
POST PETITION LIABILITIES
17.	Accounts Payable
18.	Taxes Payable
19.	Notes Payable
20.	Professional Fees		127,435	183,028
21.	Secured Debt
22.	Other (Attach List)
23.	Total Post Petition Liabilities		127,435	183,028
PRE PETITION LIABILITIES
24.	Secured Debt	6,985,000	4,551,056	4,551,056
25.	Priority Debt
26.	Unsecured Debt	3,583,443	3,583,443	3,583,443
27.	Other (Attach List)
28.	Total Pre Petition Liabilities	10,568,443	8,134,500	8,134,500
29.	Total Liabilities	10,568,443	8,261,935	8,317,527
EQUITY
30.	Pre Petition Owners' Equity		13,868,220	13,868,220
31.	Post Petition Cumulative Profit Or (Loss)		(105,364)	(117,257)
32.	Direct Charges To Equity		(17,257,002)	(17,257,002)
33.	Total Equity		(3,494,147)	(3,506,040)
34.	Total Liabilities and Equity		4,767,788	4,811,487
This form _x__ does ___ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.			SUPPLEMENT TO

CASE NUMBER:	11-46956-RPN-11			ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET			(SEE GENERAL FOOTNOTE)
		SCHEDULED	MONTH	MONTH	MONTH
ASSETS		AMOUNT	Apr-12	May-12	Jun-12
A.	Strata Operating	19,000
B.	Sauder Operating	19,000	19,000	19,000
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8		38,000	19,000	19,000

A.	Oil & Gas Properties	19,397,663	4,706,717	4,706,717
B.
C.
D.
E.
F.
G.
H.
TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14		19,397,663	4,706,717	4,706,717

A.	Claim against Star of Texas Energy Services/Trustee	5,000,000	Unknown	Unknown
B.	Other litigation claims against insiders and affiliates		Unknown	Unknown
C.
D.
E.
F.
TOTAL OTHER ASSETS - LINE 15		5,000,000

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES - LINE 22

PRE PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES - LINE 27

CASE NAME:	EXTERRA ENERGY, INC.			ACCRUAL BASIS - 2

CASE NUMBER:	11-46956-RPN-11

INCOME STATEMENT			(SEE GENERAL FOOTNOTE)
		MONTH	MONTH	MONTH	QUARTER
REVENUES		Apr-12	May-12	Jun-12	TOTAL
1.	Gross Revenues	21,987	43,699		65,686
2.	Less: Returns & Discounts
3.	Net Revenue	21,987	43,699		65,686
COST OF GOODS SOLD
4.	Material
5.	Direct Labor
6.	Direct Overhead
7.	Total Cost Of Goods Sold
8.	Gross Profit	21,987	43,699		65,686
OPERATING EXPENSES
9.	Officer / Insider Compensation
10.	Selling & Marketing
11.	General & Administrative	0			0
12.	Rent & Lease
13.	Other (Attach List)
14.	Total Operating Expenses	0			0
15.	Income Before Non-Operating
	Income & Expense	21,987	43,699		65,686
OTHER INCOME & EXPENSES
16.	Non-Operating Income (Att List)
17.	Non-Operating Expense (Att List)
18.	Interest Expense
19.	Depreciation / Depletion
20.	Amortization
21.	Other (Attach List)
22.	Net Other Income & Expenses
REORGANIZATION EXPENSES
23.	Professional Fees	94,860	55,592		150,452
24.	U.S. Trustee Fees
25.	Other (Attach List)
26.	Total Reorganization Expenses	94,860	55,592		150,452
27.	Income Tax
28.	Net Profit (Loss)	(72,873)	(11,893)		(84,766)
This form _X___ does ___ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.			SUPPLEMENT TO

CASE NUMBER:	11-46956-RPN-11			ACCRUAL BASIS - 2

INCOME STATEMENT
		MONTH	MONTH	MONTH	QUARTER
OPERATING EXPENSES		Apr-12	May-12	Jun-12	TOTAL
A.
B.
C.
D.
E.
F.
G.
H.
I.
J.
K.
TOTAL OTHER OPERATING EXPENSES - LINE 13

OTHER INCOME & EXPENSES
A.
B.
C.
D.
TOTAL NON-OPERATING INCOME - LINE 16

A.
B.
C.
D.
TOTAL NON-OPERATING EXPENSE - LINE 17

REORGANIZATION EXPENSES
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25

CASE NAME:	EXTERRA ENERGY, INC.			ACCRUAL BASIS - 3

CASE NUMBER:	11-46956-RPN-11

CASH RECEIPTS AND		MONTH	MONTH	MONTH	QUARTER
DISBURSEMENTS		Apr-12	May-12	Jun-12	TOTAL
1.	Cash - Beginning Of Month	84	41,071		84
RECEIPTS FROM OPERATIONS
2.	Cash Sales
COLLECTION OF ACCOUNTS RECEIVABLE
3.	Pre Petition	19,000			19,000
4.	Post Petition	21,987	43,699		65,686
5.	Total Operating Receipts	40,987	43,699		84,686
NON-OPERATING RECEIPTS
6.	Loans & Advances (Attach List)
7.	Sale of Assets
8.	Other (Attach List)
9.	Total Non-Operating Receipts
10.	Total Receipts	40,987	43,699		84,686
11.	Total Cash Available	41,071	84,770		84,770
OPERATING DISBURSEMENTS
12.	Net Payroll
13.	Payroll Taxes Paid
14.	Sales, Use & Other Taxes Paid
15.	Secured / Rental / Leases
16.	Utilities
17.	Insurance
18.	Inventory Purchases
19.	Vehicle Expenses
20.	Travel
21.	Entertainment
22.	Repairs & Maintenance
23.	Supplies
24.	Advertising
25.	Other (Attach List)	0			0
26.	Total Operating Disbursements	0			0
REORGANIZATION DISBURSEMENTS
27.	Professional Fees
28.	U.S. Trustee Fees
29.	Other (Attach List)
30.	Total Reorganization Expenses
31.	Total Disbursements	0			0
32.	Net Cash Flow	40,987	43,699		84,686
33.	Cash - End of Month	41,071	84,770		84,770
This form _X__ does ___ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.			SUPPLEMENT TO

CASE NUMBER:	11-46956-RPN-11			ACCRUAL BASIS - 3

CASH RECEIPTS AND
DISBURSEMENTS
		MONTH	MONTH	MONTH	QUARTER
NON-OPERATING RECEIPTS		Apr-12	May-12	Jun-12	TOTAL
A.
B.
C.
D.
E.
TOTAL LOANS & ADVANCES- LINE 6

A.
B.
C.
D.
E.
TOTAL OTHER NON-OPERATING RECEIPTS - LINE 8

OPERATING DISBURSEMENTS
A.	Bank Charges	0			0
B.
C.
D.
E.
F.
G.
H.
I.
TOTAL OTHER OPERATING DISBURSEMENTS - LINE 25		0			0

REORGANIZATION DISBURSEMENTS
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION DISBURSEMENTS - LINE 29

CASE NAME:	EXTERRA ENERGY, INC.			ACCRUAL BASIS - 4

CASE NUMBER:	11-46956-RPN-11			(SEE GENERAL FOOTNOTE)

		SCHEDULED	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	Apr-12	May-12	Jun-12
1.	0 - 30
2.	31 - 60
3.	61 - 90
4.	91 +
5.	Total Accounts Receivable
6.	(Amount Considered Uncollectible)
7.	Accounts Receivable (Net)

			MONTH:	May-12
AGING OF POST PETITION TAXES AND PAYABLES
	0 - 30	31 - 60	61 - 90	91 +
TAXES PAYABLE	DAYS	DAYS	DAYS	DAYS	TOTAL
1.	Federal
2.	State
3.	Local
4.	Other (Attach List)
5.	Total Taxes Payable

6.	Accounts Payable

			MONTH:	May-12

STATUS OF POST PETITION TAXES
FEDERAL		BEGINNING TAX LIABILITY *	AMOUNT WITHHELD AND/OR ACCRUED	(AMOUNT PAID)	ENDING TAX LIABILITY
1.	Withholding **
2.	FICA - Employee **
3.	FICA - Employer **
4.	Unemployment
5.	Other - Misc Adj
6.	Other- Earned Income Credit
7.	Total Federal Taxes	-	-	-	-
STATE AND LOCAL
8.	Withholding
9.	Sales
10.	Excise
11.	Unemployment
12.	Real Property
13.	Personal Property
14.	Other (Attach List)	-
15.	Total State And Local	-	-	-	-
16.	Total Taxes	-	-	-	-
*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.
This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.				ACCRUAL BASIS - 5

CASE NUMBER:	11-46956-RPN-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.  Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

		MONTH:	May-12

BANK RECONCILIATIONS		Account # 1	Account # 2		Other Accounts
A.	BANK:	Frost National	Wells Fargo	Wells Fargo	(Attach List)
B.	ACCOUNT NUMBER:	60 8688540	1994425344	1994425351		TOTAL
C.	PURPOSE (TYPE):	Checking	Money Market -Operating	Money Market - Strata
1.	Balance Per Bank Statement	-	84	84,686		84,770
2.	Add: Total Deposits Not Credited
3.	Subtract: Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance Per Books	-	84	84,686		84,770
6.	Number of Last Check Written	Closed 4/30/12

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT		PURCHASE PRICE	CURRENT VALUE
7.

8.

9.

10.	(Attach List)

11.	Total Investments

CASH
12.	Currency On Hand

13.	Total Cash - End of Month					84,770
This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.			SUPPLEMENT TO

CASE NUMBER:	11-46956-RPN-11			ACCRUAL BASIS - 5

		MONTH:	May-12

BANK RECONCILIATIONS
A.	BANK:	Wells Fargo		TOTAL
B.	ACCOUNT NUMBER:	1994425369		OTHER BANK
C.	PURPOSE (TYPE):	Money Market - Sauder		ACCOUNTS
1.	Balance Per Bank Statement
2.	Add: Total Deposits Not Credited
3.	Subtract: Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance Per Books
6.	Number of Last Check Written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
A.

B.

C.

D.

E. Total Investments

CASE NAME:	EXTERRA ENERGY, INC.			ACCRUAL BASIS - 6

CASE NUMBER:	11-46956-RPN-11
				MONTH:	May-12
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid  to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals.  Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.).  Attach additional sheets if necessary.

INSIDERS
	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.
7.
8.	(Attach List)
9.	Total Payments To Insiders

PROFESSIONALS
	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	Kelly Hart & Hallman					141,182
2.	Lain Faulkner & Co., P.C.					34,362
3.	Mike McConnell, Trustee					7,484
4.
5.	(Attach List)
6.	Total Payments To Professionals					183,028
*	Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
	NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST PETITION
1.			$ -
2.
3.
5.	(Attach List)
6.	TOTAL			$ -	$ -
This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.		ACCRUAL BASIS - 7

CASE NUMBER:	11-46956-RPN-11
	MONTH:	May-12
QUESTIONNAIRE
			YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?			X
2.	Have any funds been disbursed from any account other than a debtor in possession account?			X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?			X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?			X
5.	Have any Post Petition Loans been received by the debtor from any party?			X
6.	Are any Post Petition Payroll Taxes past due?			X
7.	Are any Post Petition State or Federal Income Taxes past due?			X
8.	Are any Post Petition Real Estate Taxes past due?			X
9.	Are any other Post Petition Taxes past due?			X
10.	Are any amounts owed to Post Petition creditors delinquent?			X
11.	Have any Pre Petition Taxes been paid during the reporting period?			X
12.	Are any wage payments past due?			X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE
			YES	NO
1.	Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?			X
2.	Are all premium payments paid current?			X
3.	Please itemize policies below.			X

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below.  Attach additional sheets if necessary.

The Debtor's policies had expired prior to the appointment of Mr. McConnell; the Debtor has no employees.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

This form ___ does _X__ does not have related footnotes on Footnotes Supplement.

CASE NAME:	EXTERRA ENERGY, INC.		FOOTNOTES

CASE NUMBER:	11-46956-RPN-11	ACCRUAL BASIS

		MONTH:	May-12

ACCRUAL BASIS FORM NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION

General		Effective March 29, 2012 Michael McConnell was appointed as Trustee of this case. The case was
		commenced on December 15, 2011 and was operated as a Debtor-In-Possession until Mr. McConnell's
		appointment. The Debtor submitted the monthly operating report for the month of January 2011 on a
		cash basis. The Trustee has prepared this report from the information in the Debtors books and
		records and data contained in the Schedules and Statements of Financial Affairs filed by the Debtor.
		The Trustee is still in the process of evaluating the records of the Debtor to determine what
		adjustments, if any, might be required, however the Trustee believes the Amended Statement of
		Financial Affairs and Schedules contain material inaccuracies (some of which have been adjusted in this
		report) and is in the process of filing a Second Amended version of these reports.

Accrual 1	14, 32	Based upon the books and records and the Form 10-Q filed with the Securities and Exchange
		Commission for the period ended February 28, 2011 the asset value of the Oil and Gas Properties has
		been adjusted to their cost basis less amortization as recorded in the Debtor's filing. The net adjustment
		to reflect historical book basis was a reduction of $14,690,945.59. The Trustee is continuing to analyze
		the Debtor's records to determine if further adjustments are necessary.

Accrual 1	15	The assets consist of potential causes of actions and they are being adjusted to an unknown value.
		The net adjustment totals $5,000,000. The Trustee and his professionals will continue to analyze the
		merits of the pending actions.

Accrual 1	24	Based upon the actual proofs of claim filed by the secured creditors, the secured debt has been adjusted
		to the actual amounts claimed. The net adjustment is a reduction of $2,434,261.14. The Trustee is
		continuing to analyze the Debtor's records to determine if further adjustments are necessary.

Accrual 1	20	Fees due to Michael McConnell as Trustee have been calculated based on Section 326 Limitation on
Accrual 2	23	Compensation of Trustee. The total amount accrued through the report date is $7,484.
Accrual 6